UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2015

THE MACERICH COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-12504	95-4448705

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into a Material Definitive Agreement.

On May 7, 2015, The Macerich Company, a Maryland corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), entered into an amendment (the “Amendment”) to that certain Rights Agreement (the “Rights Agreement”), dated as of March 17, 2015, by and between the Company and the Rights Agent.

The Amendment accelerated the expiration of the preferred share purchase rights (the “Rights”) under the Rights Agreement to May 7, 2015 and had the effect of terminating the Rights Agreement on that date. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement expired.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 1.02                   Termination of a Material Definitive Agreement.

The information set forth in Items 1.01 is incorporated herein by reference.

Item 3.03      Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 is incorporated herein by reference.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on March 17, 2015, the Company filed Articles Supplementary for Series E Preferred Stock (the “Preferred Shares”) with the State Department of Assessments and Taxation of Maryland.

Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland reclassifying the Preferred Shares as shares of the Company’s preferred stock without designation, effective as of May 8, 2015.  The foregoing is a summary of the terms of the Articles Supplementary. The summary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, the form of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Form of Articles Supplementary of The Macerich Company reclassifying the Series E Preferred Stock as shares of the Company’s preferred stock without designation.

Exhibit 4.1	Amendment No.1 to Rights Agreement, dated May 7, 2015, between The Macerich Company and Computershare Trust Company, N.A., as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

Date: May 12, 2015

By: /s/ Thomas J. Leanse
Thomas J. Leanse Senior Executive Vice President, Chief Legal Officer and Secretary